UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 2, 2015

ALPHABET INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36380	61-1767919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Amphitheatre Parkway

Mountain View, CA 94043

(Address of principal executive offices, including zip code)

(650) 253-0000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On August 10, 2015, Google Inc. (“Google”) announced plans to create a new public holding company, Alphabet Inc. (“Alphabet”), by implementing a holding company reorganization (the “Alphabet Merger”). Following the Alphabet Merger, Alphabet, a Delaware corporation, became the successor issuer to Google, a Delaware corporation. This Current Report on Form 8-K (the “Form 8-K”) is being filed for the purpose of establishing Alphabet as the successor issuer pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and to disclose certain related matters. Pursuant to Rule 12g-3(a) under the Exchange Act, shares of Alphabet Class A Common Stock, par value $0.001 per share (“Alphabet Class A shares”) and shares of Alphabet Class C Capital Stock, par value $0.001 per share (“Alphabet Class C shares” and, together with the Alphabet Class A shares, the “Alphabet shares”), as successor issuer, are deemed registered under Section 12(b) of the Exchange Act.

Item 1.01.	Entry into a Material Definitive Agreement.

Adoption of Agreement and Plan of Merger and Consummation of Holding Company Reorganization

On October 2, 2015, Google implemented a holding company reorganization pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of October 2, 2015, among Google, Alphabet and Maple Technologies Inc., a Delaware corporation (“Merger Sub”), which resulted in Alphabet owning all of the outstanding capital stock of Google. Pursuant to the Alphabet Merger, Merger Sub, a direct, wholly owned subsidiary of Alphabet and an indirect, wholly owned subsidiary of Google, merged with and into Google, with Google surviving as a direct, wholly owned subsidiary of Alphabet. Each share of each class of Google stock issued and outstanding immediately prior to the Alphabet Merger automatically converted into an equivalent corresponding share of Alphabet stock, having the same designations, rights, powers and preferences and the qualifications, limitations and restrictions as the corresponding share of Google stock being converted. Accordingly, upon consummation of the Alphabet Merger, Google’s stockholders immediately prior to the consummation of the Alphabet Merger became stockholders of Alphabet. The stockholders of Google will not recognize gain or loss for U.S. federal income tax purposes upon the conversion of their shares in the Alphabet Merger.

The Alphabet Merger was conducted pursuant to Section 251(g) of the General Corporation Law of the State of Delaware (the “DGCL”), which provides for the formation of a holding company without a vote of the stockholders of the constituent corporation. The conversion of stock occurred automatically without an exchange of stock certificates. After the Alphabet Merger, unless exchanged, stock certificates that previously represented shares of a class of Google stock now represent the same number of shares of the corresponding class of Alphabet stock. Following the consummation of the Alphabet Merger, Alphabet Class C shares and Alphabet Class A shares continue to trade on the NASDAQ Global Select Market on an uninterrupted basis under the symbol “GOOG” and “GOOGL” respectively with new CUSIP numbers (#02079K 107 for Alphabet Class C shares and #02079K 305 for Alphabet Class A shares). Immediately after consummation of the Alphabet Merger, Alphabet has, on a consolidated basis, the same assets, businesses and operations as Google had immediately prior to the consummation of the Alphabet Merger.

As a result of the Alphabet Merger, Alphabet became the successor issuer to Google pursuant to 12g-3(a) of the Exchange Act and as a result the Alphabet Class A shares and the Alphabet Class C shares are deemed registered under Section 12(b) of the Exchange Act.

The foregoing descriptions of the Alphabet Merger and Merger Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 and which is incorporated by reference herein.

Item 3.03.	Material Modification of Rights of Securityholders.

Upon consummation of the Alphabet Merger, each share of each class of Google stock issued and outstanding immediately prior to the Alphabet Merger automatically converted into an equivalent corresponding share of Alphabet stock, having the same designations, rights, powers and preferences and the qualifications, limitations and restrictions as the corresponding share of Google stock that was converted.

The information set forth in Item 1.01 and Item 5.03 is hereby incorporated by reference in this Item 3.03.

The Transfer Restriction Agreements and Class C Undertaking

On October 2, 2015, Alphabet entered into a transfer restriction agreement with each of Larry Page, Alphabet’s Chief Executive Officer; Sergey Brin, Alphabet’s President; and Eric E. Schmidt, Alphabet’s Executive Chairman of the Board of Directors; and certain of their respective affiliates (collectively, the “Transfer Restriction Agreements”). Under the Transfer Restriction Agreements, the parties are bound, without any modification, by the same restrictions, undertakings and obligations that are imposed under the transfer restriction agreements, related joinders and other documentation entered into with Google on March 25, 2014 in connection with Google’s settlement of the litigation relating to its Class C Capital Stock (the “Google Transfer Restriction Agreements”). The Google Transfer Restriction Agreements were entered into in connection with Google’s adjustment of its capital structure by establishing a new class of capital stock, Google Class C capital stock, and its impending dividend of one share of Google Class C capital stock for each share of Google Class A common stock and Google Class B common stock outstanding on March 27, 2014. They are intended to limit the ability of Larry, Sergey, and Eric to sell their stock in a manner that does not reduce their voting power.

Pursuant to the Transfer Restriction Agreements, none of Larry, Sergey, Eric, or certain of their respective affiliates that are party to the agreements (generally, trusts and other estate planning vehicles through which Larry, Sergey, and Eric hold all or a portion of their Alphabet Class A shares, shares of Alphabet Class B common stock (“Alphabet Class B shares”) and Alphabet Class C shares) may sell, assign, transfer, convey or hypothecate any Alphabet Class C shares if, as a result of such sale, transfer, conveyance or hypothecation, they, together with certain of their respective affiliates, would own more Alphabet Class B shares than Alphabet Class C shares. If at any time either Larry, Sergey, or Eric, in each case together with certain of his respective affiliates, owns more Alphabet Class B shares than Alphabet Class C shares, then Larry, Sergey, or Eric, as the case may be, and his respective affiliates, will be deemed to have automatically converted that number of Alphabet Class B shares into Alphabet Class A shares, such that after such conversion he and his affiliates own an equal number of Alphabet Class B shares as he and his affiliates own of Alphabet Class C shares. The required maximum ratio of Alphabet Class B shares to Alphabet Class C shares owned by Larry, Sergey and Eric is subject to adjustment in connection with certain dividends, stock splits, distributions or recapitalizations.

Larry, Sergey, Eric, and certain of their respective affiliates that are party to the Transfer Restriction Agreements may transfer Alphabet Class B shares to their affiliates as permitted by the terms of the Amended and Restated Certificate of Incorporation of Alphabet (the “Alphabet Certificate of Incorporation”) only if, immediately following such transfer, Larry, Sergey, or Eric, as the case may be, and his respective affiliates, would own an aggregate number of Alphabet Class B shares equal to or less than the number of Alphabet Class C shares that he and his affiliates own. Additionally, Larry, Sergey, Eric, and certain of their respective affiliates that are party to the Transfer Restriction Agreements may transfer Alphabet Class C shares to their affiliates only if, immediately following such transfer, Larry, Sergey, or Eric, as the case may be, and his respective affiliates, would own an aggregate number of Alphabet Class B shares equal to or less than the number of Alphabet Class C shares that he and his affiliates own. However, each of Larry and his affiliates that are party to his Transfer Restriction Agreement and Sergey and his affiliates that are party to his Transfer Restriction Agreement may not transfer Alphabet Class B shares to another person in a transfer that does not result in the automatic conversion of such Alphabet Class B shares into Alphabet Class A shares pursuant to the terms of the Alphabet Certificate of Incorporation unless Larry or Sergey, as the case may be, and his respective affiliates, transfer, in the same manner and to the same extent, an equal number of Alphabet Class C shares to the transferee.

In the event of (i) any merger, consolidation, or other business combination requiring the approval of the holders of Alphabet’s capital stock (whether or not Alphabet is the surviving entity), or the acquisition of all or substantially all of Alphabet’s assets; (ii) any tender or exchange offer by any third party to acquire a majority of Alphabet Class A shares, Alphabet Class B shares or Alphabet Class C shares; or (iii) any tender or exchange offer by Alphabet to acquire any Alphabet Class A shares, Alphabet Class B shares or Alphabet Class C shares, none of Larry, Sergey, Eric, and certain of their respective affiliates that are party to the Transfer Restriction Agreements may sell, transfer or exchange, directly or indirectly, any Alphabet Class A shares, Alphabet Class B shares or Alphabet Class C shares in connection with such transaction or in a related transaction for (a) with respect to their Alphabet Class A shares or Alphabet Class B shares, an amount per share greater than the holders of Alphabet Class A shares receive in such transaction or a form of consideration different from the form that the holders of Alphabet Class A shares would receive, or may elect to receive, in such transaction; or (b) with respect to their Alphabet Class C shares, an amount per share greater than the holders of Alphabet Class C shares receive in such transaction or a form of consideration different from the form that the holders of Alphabet Class C shares would receive, or may elect to receive, in such transaction (the “Founder Equal Treatment Provision”).

With respect to Larry, Sergey, and certain of their respective affiliates, the applicable Transfer Restriction Agreements generally terminate when they collectively hold less than 34% of Alphabet’s total outstanding voting power. However, the Founder Equal Treatment Provision never terminates.

With respect to Eric and certain of his affiliates, the applicable Transfer Restriction Agreement generally terminates when they collectively hold less than 2% of Alphabet’s total outstanding voting power. However, the Founder Equal Treatment Provision never terminates.

Additionally, on October 2, 2015, Alphabet entered into a Class C Undertaking pertaining to the settlement entered into by Google, the Board of Directors of Google and the plaintiffs in the class action litigation involving the authorization to distribute Class C capital stock captioned In Re: Google Inc. Class C Shareholder Litigation, Civil Action No. 7469-CS (the “Google Class C Settlement”), pursuant to which Alphabet will undertake to be bound by the restrictions, undertakings and all continuing obligations and to benefit from the rights of the Google Class C Settlement Agreement that are applicable to Google as if it were Google (the “Class C Undertaking”).

The foregoing descriptions of the Transfer Restriction Agreements and Class C Undertaking are qualified in their entirety by the terms of such agreements, which are filed hereto as Exhibit 4.3, Exhibit 4.4, Exhibit 4.5 and Exhibit 4.6, and incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The directors of Alphabet are the same as the directors of Google upon consummation of the Alphabet Merger.

Directors

Name	Age	AC	LDCC	NCGC	EC
Larry Page	42				X
Sergey Brin	42				X
Eric E. Schmidt	60				C
L. John Doerr	64		X
Diane B. Greene	60	X
John L. Hennessy	63			C
Ann Mather	55	C
Alan R. Mulally	70	X
Paul S. Otellini	64		C
K. Ram Shriram	58		X
Shirley M. Tilghman	69			X

AC	Audit Committee

LDCC	Leadership Development and Compensation Committee

NCGC	Nominating and Corporate Governance Committee

EC	Executive Committee

C	Committee Chairperson

Biographical information about Alphabet’s directors is included in Google’s Schedule 14A for the 2015 Annual Meeting of Stockholders under “Directors, Executive Officers and Corporate Governance” and is incorporated by reference herein.

The following persons are the executive officers of Alphabet upon consummation of the Alphabet Merger with the following positions and titles:

Executive Officers

Name	Age	Position with Alphabet
Larry Page	42	Chief Executive Officer
Sergey Brin	42	President
Eric E. Schmidt	60	Executive Chairman of the Board of Directors
David C. Drummond	52	Senior Vice President, Corporate Development, Chief Legal Officer and Secretary
Ruth Porat	57	Senior Vice President and Chief Financial Officer
Sundar Pichai	43	Chief Executive Officer, Google Inc.

Larry Page, the Chief Executive Officer of Alphabet, was one of Google’s founders and has served as a member of Google’s Board of Directors since its inception in September 1998, and as Google’s Chief Executive Officer since April 2011. From July 2001 to April 2011, Larry served as Google’s President,

Products. In addition, from September 1998 to July 2001, Larry served as Google’s Chief Executive Officer, and from September 1998 to July 2002, as Google’s Chief Financial Officer. Larry holds a Master of Science degree in computer science from Stanford University and a Bachelor of Science degree in engineering, with a concentration in computer engineering, from the University of Michigan.

Sergey Brin, President of Alphabet, was one of Google’s founders and has served as a member of Google’s Board of Directors since our inception in September 1998. From July 2001 to April 2011, Sergey served as Google’s President, Technology. In addition, from September 1998 to July 2001, Sergey served as Google’s President and chairman of Google’s Board of Directors. Sergey holds a Master of Science degree in computer science from Stanford University and a Bachelor of Science degree with high honors in mathematics and computer science from the University of Maryland at College Park.

Eric E. Schmidt, Executive Chairman of the Board of Directors of Alphabet, has served as the Executive Chairman of Google’s Board of Directors since April 2011 and as a member of Google’s Board of Directors since March 2001. From July 2001 to April 2011, Eric served as Google’s Chief Executive Officer. He was the chairman of Google’s Board of Directors from March 2001 to April 2004, and again from April 2007 to April 2011. Prior to joining Google, from April 1997 to November 2001, Eric served as chairman of the Board of Directors of Novell, Inc., a computer networking company, and, from April 1997 to July 2001, as the Chief Executive Officer of Novell. From 1983 until March 1997, Eric held various positions at Sun Microsystems, Inc., a supplier of network computing solutions, including Chief Technology Officer from February 1994 to March 1997, and President of Sun Technology Enterprises from February 1991 until February 1994. Eric was previously a director of Apple Inc., a designer, manufacturer, and marketer of personal computers and related products, from 2006 to 2009. Eric holds a Doctoral degree and a Master of Science degree in computer science from the University of California, Berkeley, and a Bachelor of Science degree in electrical engineering from Princeton University.

David C. Drummond, Senior Vice President, Corporate Development, Chief Legal Officer and Secretary of Alphabet, has previously served as Google’s Senior Vice President, Corporate Development since January 2006, as Chief Legal Officer since December 2006, and as Secretary since 2002. Previously, he served as Google’s Vice President, Corporate Development and General Counsel from February 2002 to December 2005. Prior to joining Google, from July 1999 to February 2002, David served as Chief Financial Officer of SmartForce, an educational software applications company. Prior to that, David was a partner at the law firm of Wilson Sonsini Goodrich & Rosati. David has been a member of the Board of Directors of KKR Management LLC, the general partner of KKR & Co. L.P., a private equity firm, since March 2014, and serves on its conflicts committee. David holds a Juris Doctor degree from Stanford University and a Bachelor of Arts degree in history from Santa Clara University.

Ruth Porat, Senior Vice President and Chief Financial Officer of Alphabet, also serves as the Senior Vice President and Chief Financial Officer at Google since May 2015. Prior to joining Google, she served as Executive Vice President and Chief Financial Officer of Morgan Stanley since January 2010. She previously served as Vice Chairman of Investment Banking from September 2003 to December 2009 and as Global Head of the Financial Institutions Group from September 2006 through December 2009. Ruth is Vice Chair of the Stanford University Board of Trustees, a Board Director at The Council on Foreign Relations and a member of the Advisory Council of the Hutchins Center on Fiscal and Monetary Policy at the Brookings Institution. Ruth received a Bachelor of Arts degree in Economics and International Relations from Stanford University, an M.B.A. with distinction from The Wharton School of the University of Pennsylvania and a Master of Science in industrial relations from the London School of Economics.

Sundar Pichai, Chief Executive Officer of Google, was previously the Senior Vice President of Products at Google and oversees product management, engineering, and research efforts for Google’s products and platforms. Since joining Google in 2004, Sundar has led a number of key consumer products which are now used by hundreds of millions of people and, prior to his current role, served as Google’s Senior Vice President of Android, Chrome and Apps. Sundar received a Bachelor of Engineering degree with honors in metallurgical engineering from the Indian Institute of Technology Kharagpur, a Master of Science degree in materials, science and engineering from Stanford University, and an M.B.A. from The Wharton School of the University of Pennsylvania.

In connection with the Alphabet Merger, on October 2, 2015, Alphabet also entered into the Compensation Plan Agreement with Google pursuant to which Alphabet assumed (including sponsorship of) the Google Inc. 2004 Stock Plan, the Google Inc. 2012 Stock Plan, the AdMob Inc. 2006 Stock Plan and UK Sub-Plan of the AdMob Inc. 2006 SubPlan and the Click Holding Corp. 2005 Stock Incentive Plan and any subplans, appendices or addendums thereunder (together, the “Google Equity Compensation Plans”), and all obligations of Google pursuant to each stock option to purchase a share of Google stock (a “Google Option”) and each right to acquire or vest in a share of Google stock (a “Google Stock Unit” and each of a Google Option and a Google Stock Unit, a “Google Equity Award”) that is outstanding immediately prior to October 2, 2015 and (i) issued under the Google Equity Compensation Plans and underlying grant agreements (each such grant agreement, a “Google Equity Award Grant Agreement” and such grant agreements together with the Google Equity Compensation Plans, the “Google Equity Compensation Plans and Agreements”) or (ii) granted by Google outside of the Google Equity Compensation Plans and Agreements pursuant to NASDAQ Listing Rule 5635(c), and (B) each such Google Equity Award was converted into (A) with respect to each Google Stock Unit, a right to acquire or vest in an Alphabet share or (B) with respect to a Google Option, an option to purchase an Alphabet share at an exercise price per share equal to the exercise price per share of Google stock subject to such Google Option immediately prior to October 2, 2015. On October 2, 2015, the Google Equity Awards, the Google Equity Compensation Plans and Agreements and any provision of any other compensatory plan, agreement or arrangement providing for the grant or issuance of shares of Google stock was automatically deemed to be amended (and, in the case of the Google Inc. 2012 Stock Plan, formally amended), to the extent necessary or appropriate, to provide that references to Google in such awards, documents and provisions will be read to refer to Alphabet and references to shares of Google stock in such awards, documents and provisions will be read to refer to Alphabet shares.

Furthermore, on October 2, 2015, Alphabet entered into the Director Arrangements Agreement pursuant to which Alphabet assumed any and all obligations to the individual signatories under the offer letters with certain of the current members of Google’s Board of Directors from and after October 2, 2015 in accordance with the terms of the offer letters as if Alphabet, and not Google, were the signatory thereto and all references to Google therein were replaced with references to Alphabet.

The directors and executive officers of Alphabet also entered into indemnification agreements with Alphabet.

The foregoing descriptions of the Compensation Plan Agreement, the Director Arrangements Agreement, the Alphabet Inc. 2012 Stock Plan and indemnification agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the Compensation Plan Agreement, Director Arrangements Agreement, the Alphabet Inc. 2012 Stock Plan and form of indemnification agreement, which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and each of which is incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the Alphabet Merger, Alphabet’s Board of Directors approved the Alphabet Certificate of Incorporation and adopted the Amended and Restated Bylaws of Alphabet (the “Alphabet Bylaws”) that are each identical to those of Google immediately prior to the consummation of the Alphabet Merger, except for the change of the name of the corporation as permitted by Section 251(g) of the DGCL. Prior to the consummation of the Alphabet Merger, the sole stockholder of Alphabet approved the adoption of the Alphabet Certificate of Incorporation. The Alphabet Certificate of Incorporation was filed with the Delaware Secretary of State on October 2, 2015.

The foregoing descriptions of the Alphabet Certificate of Incorporation and the Alphabet Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of the Alphabet Certificate of Incorporation and the Alphabet Bylaws, which are filed as Exhibits 3.1 and 3.2 hereto, respectively, and each of which is incorporated by reference herein.

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On October 2, 2015, Alphabet adopted a Code of Conduct (the “Code”) that was approved by the Board of Directors on August 10, 2015, and which applies to all directors, officers and employees of Alphabet and its subsidiaries and controlled affiliates.

The description of the Code contained in this report is qualified in its entirety by reference to the full text of the Code filed as Exhibit 14.1 to this Form 8-K. The Code is available on Google’s website at investor.google.com. We will post amendments to the Code or waivers of the Code for directors and executive officers on the same website.

Item 8.01.	Other Items.

Successor Issuer

In connection with the Alphabet Merger and by operation of Rule 12g-3(a) promulgated under the Exchange Act, Alphabet is the successor issuer to Google and has succeeded to the attributes of Google as the registrant. Alphabet Class A shares and Alphabet Class C shares are deemed to be registered under Section 12(b) of the Exchange Act, and Alphabet is subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder. Alphabet hereby reports this succession in accordance with Rule 12g-3(f) promulgated under the Exchange Act.

The description of Alphabet’s capital stock provided in Exhibit 99.1, which is incorporated by reference herein, modifies and supersedes any prior description of Alphabet’s capital stock in any registration statement or report filed with the Securities and Exchange Commission (the “Commission”) and will be available for incorporation by reference into certain of Alphabet’s filings with the Commission pursuant to the Securities Act of 1933, as amended, the Exchange Act, and the rules and forms promulgated thereunder.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated October 2, 2015, by and among Google Inc., Alphabet Inc. and Maple Technologies Inc.

3.1	Amended and Restated Certificate of Incorporation of Alphabet Inc., dated October 2, 2015

3.2	Amended and Restated Bylaws of Alphabet Inc., dated October 2, 2015

4.1	Specimen Class A Common Stock certificate

4.2	Specimen Class C Capital Stock certificate

4.3	Transfer Restriction Agreement, dated October 2, 2015, between Alphabet Inc. and Larry Page and certain of his affiliates

4.4	Transfer Restriction Agreement, dated October 2, 2015, between Alphabet Inc. and Sergey Brin and certain of his affiliates

4.5	Transfer Restriction Agreement, dated October 2, 2015, between Alphabet Inc. and Eric E. Schmidt and certain of his affiliates

4.6	Class C Undertaking, dated October 2, 2015, executed by Alphabet Inc.

10.1	Compensation Plan Agreement, dated October 2, 2015 between Google Inc. and Alphabet Inc.

10.2	Director Arrangements Agreement, dated October 2, 2015 between Google Inc. and Alphabet Inc.

10.3	Alphabet Inc. 2012 Stock Plan

10.4	Form of Indemnification Agreement

10.5	Alphabet Inc. Deferred Compensation Plan

14.1	Code of Conduct of Alphabet Inc. dated October 2, 2015

99.1	Description of Capital Stock

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHABET INC.

Date: October 2, 2015	/s/ Kent Walker
Kent Walker
Assistant Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated October 2, 2015, by and among Google Inc., Alphabet Inc. and Maple Technologies Inc.

3.1	Amended and Restated Certificate of Incorporation of Alphabet Inc., dated October 2, 2015

3.2	Amended and Restated Bylaws of Alphabet Inc., dated October 2, 2015

4.1	Specimen Class A Common Stock certificate

4.2	Specimen Class C Capital Stock certificate

4.3	Transfer Restriction Agreement, dated October 2, 2015, between Alphabet Inc. and Larry Page and certain of his affiliates

4.4	Transfer Restriction Agreement, dated October 2, 2015, between Alphabet Inc. and Sergey Brin and certain of his affiliates

4.5	Transfer Restriction Agreement, dated October 2, 2015, between Alphabet Inc. and Eric E. Schmidt and certain of his affiliates

4.6	Class C Undertaking, dated October 2, 2015, executed by Alphabet Inc.

10.1	Compensation Plan Agreement, dated October 2, 2015 between Google Inc. and Alphabet Inc.

10.2	Director Arrangements Agreement, dated October 2, 2015 between Google Inc. and Alphabet Inc.

10.3	Alphabet Inc. 2012 Stock Plan

10.4	Form of Indemnification Agreement

10.5	Alphabet Inc. Deferred Compensation Plan

14.1	Code of Conduct of Alphabet Inc. dated October 2, 2015

99.1	Description of Capital Stock